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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2008
WOODBRIDGE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-31931	11-3675068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 940-4950
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     (a) On September 26, 2008, Woodbridge Holdings Corporation (the “Company”) filed Articles of Amendment to its Amended and Restated Articles of Incorporation (the “Amendment”) with the Florida Department of State for the purpose of effecting the Company’s previously announced one-for-five reverse stock split (the “Reverse Split”). As a result of the filing of the Amendment, the Reverse Split became effective as of the close of business on September 26, 2008, at which time each five shares of the Company’s Class A Common Stock outstanding automatically converted into one share of Class A Common Stock, and each five shares of the Company’s Class B Common Stock outstanding automatically converted into one share of Class B Common Stock. No fractional shares will be issued in connection with the Reverse Split. Instead, any fractional share resulting from the Reverse Split will be rounded up to the next largest whole share.
     In addition to setting forth the terms of the Reverse Split, the Amendment also ratably decreased the number of authorized shares of the Company’s Class A Common Stock from 150,000,000 to 30,000,000 and the number of authorized shares of the Company’s Class B Common Stock from 10,000,000 to 2,000,000. Additionally, the Company’s Amended and Restated Articles of Incorporation previously provided that the Company’s Class A Common Stock will possess in the aggregate 53% of the total voting power of the Company’s common stock until the total number of outstanding shares of the Company’s Class B Common Stock fell below 600,000. In connection with the Reverse Split, the Amendment ratably reduced this threshold such that the Company’s Class A Common Stock will possess in the aggregate 53% of the total voting power of the Company’s common stock until such time as the total number of outstanding shares of the Company’s Class B Common Stock falls below 120,000, at which time the Company’s Class A Common Stock and Class B Common Stock would each be entitled to one vote per share. The number of shares of the Company’s Class A Common Stock available for issuance under the Company’s equity compensation plans and the number of shares of Class A Common Stock underlying stock options and other exercisable or convertible instruments were also ratably decreased in connection with the Reverse Split.
     The Company’s Class A Common Stock will begin trading on the New York Stock Exchange on a split-adjusted basis upon the opening of the market on Monday, September 29, 2008, and will continue to be traded under its current ticker symbol, “WDG.”
     The Reverse Split has no impact on shareholders’ proportionate equity interests or voting rights in the Company or the par value of the Company’s Class A Common Stock or Class B Common Stock, which in each case will remain unchanged at $0.01 per share. However, following the Reverse Split, the CUSIP number of the Company’s Class A Common Stock is now 978842201.
     The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 3.5 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
3.1	Amended and Restated Articles of Incorporation (Incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on December 12, 2003)

3.2	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of September 26, 2007 (Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on September 6, 2007)

3.3	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of May 21, 2008

3.4	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of September 24, 2008 (Incorporated by reference to Appendix A to the Company’s Definitive Information Statement on Schedule 14C, filed with the Securities and Exchange Commission on September 4, 2008)

3.5	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of September 26, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOODBRIDGE HOLDINGS CORPORATION
Date: September 26, 2008
	By:	/s/ Alan B. Levan
Alan B. Levan,
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

3.1
Amended and Restated Articles of Incorporation (Incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on December 12, 2003)

3.2
Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of September 26, 2007 (Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on September 6, 2007)

3.3	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of May 21, 2008

3.4
Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of September 24, 2008 (Incorporated by reference to Appendix A to the Company’s Definitive Information Statement on Schedule 14C, filed with the Securities and Exchange Commission on September 4, 2008)

3.5	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of September 26, 2008

5